Exhibit 10.1

SECOND AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT,

dated as of June 26, 2009,

among

WEIGHT WATCHERS INTERNATIONAL, INC.,

as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS,

as the Lenders,

THE BANK OF NOVA SCOTIA,

as the Administrative Agent,

BANK OF AMERICA, N.A.,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

and

THE BANK OF NOVA SCOTIA,

as Senior Agents

and

FORTIS CAPITAL CORP.,

CITIBANK, N.A.,

MIZUHO CORPORATE BANK, LTD.,

SUNTRUST BANK,

NATIXIS,

SOVEREIGN BANK,

COMMERZBANK AG,

and

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,

“RABOBANK NEDERLAND”, NEW YORK BRANCH

as Co-Agents

SECOND AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT, dated as of June 26, 2009 (this “Amendment Agreement”), is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the “Borrower”), the Lenders (such capitalized term, and other terms used in this Amendment Agreement, to have the meanings set forth in Article I) party hereto and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as amended by the First Amendment to Sixth Amended and Restated Credit Agreement, dated as of January 26, 2007, as supplemented by the Supplement to Sixth Amended and Restated Credit Agreement, dated as of January 26, 2007, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the Lenders, The Bank of Nova Scotia, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and the other Agents, the Lenders have made, and are committed to make, Credit Extensions to the Borrower;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement as herein provided; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment Agreement, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Administrative Agent” is defined in the first recital.

“Amendment Agreement” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the third recital.

“Existing Credit Agreement” is defined in the first recital.

“Second Amendment Effective Date” is defined in Section 3.1.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.

ARTICLE II

AMENDMENTS TO THE

EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Sections 2.1.1 through 2.1.2.

SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

“Accepting Lenders” is defined in Section 11.19(a).

“Additional Arranger” means, as the context requires, any Lender or any Affiliate of a Lender engaged by the Borrower to arrange, or assist in arranging, any Revolver Repayment Term Loans and/or Permitted Amendments.

“Affected Class” is defined in Section 11.19(a).

“Designated Additional Revolving Loan” shall mean the revolving Loans made pursuant to a Designated Additional Revolving Loan Commitment provided pursuant to Section 2.1.6(a)(i)(B).

“Designated Additional Revolving Loan Commitment Amount” means, the aggregate amount of the Designated Additional Revolving Loan Commitments provided pursuant to Section 2.1.6(a)(i)(B), as such amount may be reduced from time to time pursuant to Section 2.2.

“Designated Additional Revolving Loan Commitment Termination Date” shall mean the earliest of

(a) the termination date to be determined pursuant to Section 2.1.6(a);

(b) the date on which such Designated Additional Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

(c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Designated Additional Revolving Loan Commitments provided pursuant to Section 2.1.6(a)(i)(B) shall terminate automatically and without any further action.

“Loan Modification Agreement” shall mean a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among the Borrower, the Guarantors and one or more Accepting Lenders.

“Loan Modification Offer” is defined in Section 11.19(a).

“Other Revolving Loans” shall mean the revolving loans made pursuant to an Other Revolving Loan Commitment.

“Other Revolving Loan Commitments” shall mean one or more Tranches of revolving loan commitments that result from a Permitted Amendment effected pursuant to a Loan Modification Offer.

“Other Revolving Loan Commitment Amount” means, the aggregate amount of the Other Revolving Loan Commitments, as such amount may be reduced from time to time pursuant to Section 2.2.

“Other Revolving Loan Commitment Termination Date” shall mean the earliest of

(a) the termination date set forth in the applicable Loan Modification Agreement;

(b) the date on which such Other Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

(c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Other Revolving Loan Commitments shall terminate automatically and without any further action.

“Other Term Loan Repayment Date” shall mean each date on which the principal of any Other Term Loan is scheduled to be repaid, as set forth in the applicable Loan Modification Agreement.

“Other Term Loans” shall mean one or more Tranches of term loans that result from a Permitted Amendment effected pursuant to a Loan Modification Offer.

“Permitted Amendments” is defined in Section 11.19(c).

“Revolver Repayment Term Loan” is defined in clause (c) of Section 2.1.6.

“Revolving A Lender” is defined in clause (a) of Section 2.1.2.

“Revolving A Loan” is defined in clause (a) of Section 2.1.2.

“Revolving A Loan Commitment” is defined in clause (a) of Section 2.1.2.

“Revolving A Loan Commitment Amount” means, on any date, $500,000,000, as such amount may be (i) reduced from time to time pursuant to Section 2.2 or (ii) increased pursuant to Section 2.1.6(a)(i)(A).

SECTION 2.1.2. The following definitions set forth in Section 1.1 of the Existing Credit Agreement are amended as follows:

(i) “Applicable Commitment Fee Margin” is hereby amended by replacing “Revolving Loans” in each instance that it appears therein with “Revolving A Loans”.

(ii) “Applicable Margin” is hereby amended by (i) replacing “Revolving Loans” in each instance that it appears in clause (a) with “Revolving A Loans”; (ii) replacing clause (c) in its entirety with clause (c) below; and (iii) adding the following new clauses (d) through (f) that read in their entirety as follows:

(c) The Applicable Margin for Designated New Term Loans and Designated Additional Revolving Loans shall be determined pursuant to Section 2.1.6(a).

(d) The Applicable Margin for any Other Term Loan shall be set forth in the Loan Modification Agreement relating thereto.

(e) The Applicable Margin for any Revolver Repayment Term Loan shall be determined pursuant to Section 2.1.6(c).

(f) The Applicable Margin for any Other Revolving Loan shall be set forth in the Loan Modification Agreement relating thereto.

(iii) “Loan” is amended and restated in its entirety to read as follows:

“Loan” means, as the context may require, a Revolving A Loan, a Swing Line Loan, a Term A Loan, a Term A-1 Loan, a Term B Loan, an Other Term Loan, an Other Revolving Loan, a Designated New Loan, a Designated Additional Revolving Loan and a Revolver Repayment Term Loan.

(iv) “Loan Document” is amended and restated in its entirety to read as follows:

“Loan Document” means this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender relating to Hedging Obligations of the Borrower or any of its Subsidiaries, the Fee Letters, each Pledge Agreement, each Guaranty, each Security Agreement, the Intercompany Subordination Agreement, each Loan Modification Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

(v) “Note” is amended and restated in its entirety to read as follows:

“Note” means, as the context may require, a Revolving Note, a Swing Line Note, a Registered Note, a Term A Note, a Term A-1 Note, a Term B Note or any promissory note representing a Designated New Loan, Other Term Loan, Other Revolving Loan, Designated Additional Revolving Loan or Revolver Repayment Term Loan.

(vi) “Percentage” is amended and restated in its entirety to read as follows:

“Percentage” means, relative to any Lender, the applicable percentage relating to Term A Loans, Term A-1 Loans, Term B Loans, any Other Term Loans, any Revolver Repayment Term Loans, any Tranche of Designated New Loans, Swing Line Loans, Revolving A Loans, Designated Additional Revolving Loans or Other Revolving Loans, as the case may be, as set forth opposite its name on Schedule II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) and the Loan Modification Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to (a) Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11 or (b) Loan Modification Agreement(s) executed by such Lender(s) and delivered pursuant to Section 11.19, as the case may be. For purposes of determining any Lender’s Percentage with respect to its Revolving Loan Commitment, such Lender’s Percentage shall be the sum of its Revolving A Loan Commitment, Designated Additional Revolving Loan Commitment provided pursuant to Section 2.1.6(a)(i)(B) and its Other Revolving Loan Commitment divided by the Revolving Loan

Commitments of all Revolving Lenders (expressed as a percentage) as such percentage may be adjusted from time to time pursuant to (a) Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11 or (b) Loan Modification Agreement(s) executed by such Lender(s) and delivered pursuant to Section 11.19, as the case may be. A Lender shall not have any Commitment to make a particular Tranche of Loans (as the case may be) if its percentage under the respective column heading is zero.

(vii) “Revolving Lender” is amended and restated in its entirety to read as follows:

“Revolving Lender” means any Lender which has a Percentage of the Revolving Loan Commitment.

(viii) “Revolving Loan” is amended and restated in its entirety to read as follows:

“Revolving Loan” means, collectively, the Revolving A Loans, the Designated Additional Revolving Loans and the Other Revolving Loans.

(ix) “Revolving Loan Commitment” is amended and restated in its entirety to read as follows:

“Revolving Loan Commitment” means, collectively, the Revolving A Loan Commitments, the Designated Additional Revolving Loan Commitments provided pursuant to Section 2.1.6(a)(i)(B) and the Other Revolving Loan Commitments.

(x) “Revolving Loan Commitment Amount” is amended and restated in its entirety to read as follows:

“Revolving Loan Commitment Amount” means, collectively, the Revolving A Loan Commitment Amount, the Designated Additional Revolving Loan Commitment Amount and the Other Revolving Loan Commitment Amount.

(xi) “Revolving Loan Commitment Termination Date” is amended and restated in its entirety to read as follows:

“Revolving Loan Commitment Termination Date” means the earliest of

(a) June 30, 2011;

(b) the date on which the Revolving A Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

(c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Revolving A Loan Commitments shall terminate automatically and without any further action.

(xii) “Stated Maturity Date” is hereby amended by (i) replacing “Revolving Loan” as it appears in clause (a) with “Revolving A Loan”; (ii) deleting “and” at the end of clause (d); (iii) restating clause (e) in its entirety as set forth below; and (iv) adding the following new clauses (f) and (g):

(e) in the case of any Designated New Term Loan or Designated Additional Revolving Loan, as determined in accordance with Section 2.1.6(a);

(f) in the case of any Other Term Loan, the final maturity date of such Other Term Loan, as set forth in the applicable Loan Modification Agreement; and

(g) in the case of any Other Revolving Loan, the final maturity date of such Other Revolving Loan, as set forth in the applicable Loan Modification Agreement.

(xiii) “Term Loans” is amended and restated in its entirety to read as follows:

“Term Loans” means, collectively, the Term A Loans, the Term A-1 Loans, the Term B Loans, the Other Term Loans, the Revolver Repayment Term Loans and the Designated New Loans.

(xiv) “Tranche” is amended and restated in its entirety to read as follows:

“Tranche” means, as the context may require, the Loans constituting Term A Loans, Term A-1 Loans, Term B Loans, Other Term Loans, Revolver Repayment Term Loans, Swing Line Loans, Revolving A Loans, Other Revolving Loans, Designated Additional Revolving Loans or Designated New Loans and, when used in reference to any Commitment, the Commitments constituting Revolving A Loan Commitments, Other Revolving Loan Commitments, Designated Additional Revolving Loan Commitments provided pursuant to Section 2.1.6(a)(i)(B) or Swingline Loan Commitments.

SECTION 2.2. Amendments to Article II. Article II of the Existing Credit Agreement is hereby amended in accordance with Sections 2.2.1 through 2.2.4.

SECTION 2.2.1. Section 2.1.2 of Article II of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.1.2 Revolving Loan Commitments and Swing Line Loan Commitment. Subject to compliance by the Obligors with the terms of Section 2.1.4, Section 5.1 and Section 5.2, the Revolving Loans and Swing Line Loans will be continued and/or made as set forth below:

(a) From time to time on any Business Day occurring on or after the Effective Date but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Revolving A Loan Commitment (a “Revolving A Lender”) will make loans (relative to such Lender, its “Revolving A Loans”) to the Borrower in U.S. Dollars, equal to such Lender’s Percentage of the Revolving Loan Commitment attributable to Revolving A Loans multiplied by the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this clause (a) is herein referred to as its “Revolving A Loan Commitment”. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans. All Existing Revolving Loans shall be continued as Revolving Loans hereunder.

(b) From time to time on any Business Day commencing on the date set forth in the applicable Loan Modification Agreement but prior to the applicable Other Revolving Loan Commitment Termination Date, each Lender that has an Other Revolving Loan Commitment will make its Other Revolving Loans to the Borrower in U.S. Dollars, equal to such Lender’s Percentage of the Revolving Loan Commitment attributable to Other Revolving Loans multiplied by the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Other Revolving Loans.

(c) From time to time on any Business Day commencing on the date determined pursuant to Section 2.1.6(a) but prior to the applicable Designated Additional Revolving Loan Commitment Termination Date, each Lender that has a Designated Additional Revolving Loan Commitment provided pursuant to Section 2.1.6(a)(i)(B) will make its Designated Additional Revolving Loans to the Borrower in U.S. Dollars, equal to such Lender’s Percentage of the Revolving Loan Commitment attributable to Designated Additional Revolving Loans multiplied by the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Designated Additional Revolving Loans.

(d) From time to time on any Business Day occurring on or after the Effective Date but prior to the Revolving Loan Commitment Termination Date (or, if agreed to by the Swing Line Lender in a Loan Modification Agreement, the Other Revolving Loan Commitment Termination Date), the Swing Line Lender will make loans (relative to the Swing Line Lender, its “Swing Line Loans”) to the Borrower equal to the principal amount of the Swing Line Loans requested by the Borrower. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow such Swing Line Loans. All Existing Swing Line Loans shall be continued as Swing Line Loans hereunder.

SECTION 2.2.2. Section 2.1.6 of Article II of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.1.6 Additional Loans.

(a) Designated Additional Loans. At any time that no Default has occurred and is continuing, the Borrower may notify the Administrative Agent that the Borrower is requesting that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other lenders not then a party to this Agreement provide up to an aggregate amount of $400,000,000 in commitments to provide (i) (A) additional Revolving Loan Commitments or (B) loans to be provided under a new tranche of revolving loans which have terms and conditions (including interest rate and maturity date), as mutually agreed to by the Borrower, the Administrative Agent and the Person(s) providing such new tranche of Loans (in either case, “Designated Additional Revolving Loan Commitments”), (ii) additional Term A Loans (“Designated Additional Term A Loans”), (iii) additional Term A-1 Loans (“Designated Additional Term A-1 Loans”), (iv) additional Term B Loans (“Designated Additional Term B Loans”) and/or (v) loans to be provided under a new tranche of term loans (“Designated New Term Loans”) which have terms and conditions (including interest rate and amortization schedule), as mutually agreed to by the Borrower, the Administrative Agent and the Person(s) providing such new tranche of Loans. Notwithstanding anything to the contrary herein, the final maturity date of any new tranche of revolving loans described in clause (i)(B) above shall be no earlier than the Stated Maturity Date of the Revolving A Loans and the final maturity date of any Designated New Loans shall be no earlier than the Stated Maturity Date of the Term A Loans, the Term A-1 Loans or the Term B Loans. Upon receipt of any such notice, the Administrative Agent shall use commercially reasonable efforts to arrange for the Lenders or other Eligible Institutions to provide such additional commitments; provided that the Administrative Agent will first offer each of the Lenders that then has a Percentage of the Commitment or Loans of the type proposed to be obtained a pro rata portion of any such additional commitment. Nothing contained in this Section 2.1.6(a) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional commitments. If and to the extent that any Lenders and/or other lenders agree, in their sole discretion, to provide any such additional commitments, (i) in the case of Designated Additional Revolving Loan Commitments of the type set forth in clause (i)(A) above, the Revolving A Loan Commitment Amount shall be increased by the amount of the additional Revolving Loan Commitments agreed to be so provided, (ii) subject to compliance with the terms of Section 5.2 and such other terms and conditions mutually agreed to among the Borrower, the Administrative Agent and the Lenders providing any such other commitments, Loans of the type requested by the Borrower will be made on the date as agreed among such Persons, (iii) the Percentages of the respective Lenders in respect of the applicable Commitment or type of Loan shall be proportionally adjusted (provided that the Percentage of each Lender shall not be increased without the consent of such Lender), (iv) at such time and in such manner as the Borrower and the Administrative Agent shall agree (it being understood that the Borrower and the Agents will use commercially reasonable efforts to avoid the prepayment or assignment of any LIBO Rate Loan on a day other than the last day of the Interest Period applicable thereto), the Lenders shall assign and assume outstanding Revolving Loans and participations in outstanding Letters of Credit so as to cause the amounts of such Revolving Loans and participations in Letters of Credit held by each Lender to conform to the respective Percentages of the Revolving Loan Commitment of the Lenders and (v) the Borrower shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Administrative Agent may reasonably request. Any fees payable in respect of any commitment provided for in this Section 2.1.6(a) shall be as agreed to by the Borrower and the Administrative Agent. Any designation of a commitment hereunder (i) shall be irrevocable, (ii) shall reduce the amount of commitments that may be requested under this Section 2.1.6(a) pro tanto and (iii) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000.

(b) Term A-1 and Term B Loans. The Borrower may request that, on the terms and subject to the conditions contained in this Agreement and the Supplement, the Lenders and/or other lenders not then a party to this Agreement provide up to an aggregate amount of $1,200,000,000 in commitments to provide Term A-1 Loans and Term B Loans to the Borrower on or following the First Amendment Effective Date (any such commitments shall be deemed a “Commitment” for all purposes in the Loan Documents and the commitment amounts in respect thereof shall thereafter be included in the definition of “Commitment Amount”). The Borrower shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Administrative Agent may reasonably request.

(c) Revolver Repayment Term Loans. At any time that no Default has occurred and is continuing, the Borrower may notify the Administrative Agent that the Borrower is requesting that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other lenders not then a party to this Agreement provide up to an aggregate amount of $200,000,000 in commitments to provide loans to be provided under a new tranche of term loans (“Revolver Repayment Term Loans”) which have terms and conditions (including interest rate and amortization schedule), as mutually agreed to by the Borrower, the Administrative Agent and the Person(s) providing such new tranche of Loans. Notwithstanding anything to the contrary herein, the final maturity date of such Revolver Repayment Term Loans shall be no earlier than the Stated Maturity Date of the Term A Loans, the Term A-1 Loans or the Term B Loans. Upon receipt of any such notice, the Administrative Agent, together with any applicable Additional Arranger, shall use commercially reasonable efforts to arrange for the Lenders, Affiliates of the Lenders, Related Funds or other Eligible Institutions to provide such additional commitments; provided that the Administrative Agent, together with any applicable Additional Arranger, will first offer each of the Lenders that then has a Percentage of the Revolving Loan Commitment a pro rata portion of any such additional commitment. Nothing contained in this Section 2.1.6(c) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional commitments. If and to the extent that any Lenders and/or other lenders agree, in their sole discretion, to provide any such additional commitments, (i) subject to compliance with the terms of Section 5.2 and such other terms and conditions mutually agreed to among the Borrower, the Administrative Agent and the Lenders providing such commitments, the Revolver Repayment Term Loans will be made on the date as agreed among such Persons and (ii) the Borrower shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Administrative Agent may reasonably request. Any fees payable in respect of any commitment provided for in this Section 2.1.6(c) shall be as agreed to by the Borrower and the Administrative Agent. Any designation of a commitment hereunder (i) shall be irrevocable, (ii) shall reduce the amount of commitments that may be requested under this Section 2.1.6(c) pro tanto and (iii) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000.

SECTION 2.2.3. Section 2.2 of Article II of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.2.1 Optional. The Borrower may, from time to time on any Business Day occurring after the time of the initial Credit Extension hereunder, voluntarily reduce the Swing Line Loan Commitment Amount, the Letter of Credit Commitment Amount or the Revolving Loan Commitment Amount (ratably in accordance with the Revolving A Loan Commitment Amount, the Other Revolving Loan Commitment Amount

and the Designated Additional Revolving Loan Commitment Amount, as then in effect); provided, however, that all such reductions shall require at least three Business Days’ prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

SECTION 2.2.2 Mandatory.

(a) Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced, ratably in accordance with the Revolving A Loan Commitment Amount, the Other Revolving Loan Commitment Amount and the Designated Additional Revolving Loan Commitment Amount, as then in effect, on the date the Term Loans would otherwise have been required to be prepaid with any Net Disposition Proceeds or Excess Cash Flow, in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

(b) Contemporaneously with the incurrence of any Revolver Repayment Term Loans, the Revolving A Loan Commitment Amount shall without any further action, automatically and permanently be reduced, on the date the Revolver Repayment Term Loans are incurred in an amount equal to the aggregate principal amount of the Revolver Repayment Term Loans. Any reduction of the Revolving A Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit

Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer; provided that if after giving effect to such reduction the outstanding Revolving A Commitment is greater than zero, then, in such manner as the Borrower and the Administrative Agent shall agree (it being understood that the Borrower and the Administrative Agent will use commercially reasonable efforts to avoid the prepayment or assignment of any LIBO Rate Loan on a day other than the last day of the Interest Period applicable thereto), (x) the Lenders shall assign and assume outstanding Revolving Loans and participations in outstanding Letters of Credit so as to cause the amounts of such Revolving Loans and participations in Letters of Credit held by each Lender to conform to the respective Percentages of the Revolving Loan Commitment of the Lenders and (y) concurrently with such assignments and assumptions, all such Revolving Loans that are assumed by the Revolving A Lenders shall be automatically converted to Revolving A Loans.

SECTION 2.2.4. Section 2.6.2 of Article II of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 2.6.2 Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the “Disbursement Date”) such payment shall be made (each such payment, a “Disbursement”). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date (the “Disbursement Due Date”), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the highest rate per annum otherwise then applicable (as determined by reference to the then applicable rate per annum set forth in the pricing table in the definition of “Applicable Margin”) to Revolving Loans of such Issuer (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the highest rate per annum then in effect with respect to overdue Revolving Loans of such Issuer (made as Base Rate Loans) pursuant to Section 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a commitment to make Revolving Loans (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender’s Percentage of such Revolving Loan. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loan all of the statements set forth in Section 5.2.1 are true and correct.

SECTION 2.3. Amendments to Article III. Article III of the Existing Credit Agreement is hereby amended in accordance with Sections 2.3.1 through 2.3.3.

SECTION 2.3.1. Section 3.1.1 is amended by (i) restating clause (a)(i) in its entirety as set forth below, (ii) deleting “and” as it appears at the end of clause (h), (iii) replacing the “Section 2.1.6.” at the end of clause (i) with “Section 2.1.6.(a);” and (iv) adding new clauses (j) through (l) to read in their entirety as set forth below:

(i) Loan (other than Swing Line Loans), provided, however, that

(A) any such prepayment of any Tranche of Term Loans shall be made ratably among such Tranche of Term Loans and any such prepayment of Revolving Loans shall be made among the Revolving Loans, ratably in accordance with the Revolving A Loan Commitment Amount, the Other Revolving Loan Commitment Amount and the Designated Additional Revolving Loan Commitment Amount, as then in effect;

(B) the Borrower shall comply with Section 4.4 in the event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

(C) all such voluntary prepayments shall require at least three but no more than five Business Days’ prior written notice to the Administrative Agent;

(D) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $2,000,000 and an integral multiple of $500,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple thereof; and

(E) any such prepayment of Term Loans or Revolving Loans shall be applied first to Base Rate Loans to the full extent thereof before application to LIBO Rate Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 4.4; or

(j) the Borrower shall pay to the Administrative Agent, for the account of the applicable Accepting Lenders, on each Other Term Loan Repayment Date, a principal amount of the Other Term Loans equal to the amount set forth for such date in the applicable Loan Modification Agreement (as adjusted from time to time to give effect to prepayments as provided for in the applicable Loan Modification Agreement), with any excess due and payable on the Stated Maturity Date for such Other Term Loans;

(k) following any modification of any Affected Class of Term Loans pursuant to Section 11.19, the amortization schedule set forth above for such Affected Class will be deemed modified by eliminating pro rata from each of the remaining scheduled amortization payments for such Tranche an aggregate amount equal to the principal amount of Term Loans of Accepting Lenders of such Affected Class that accepted the related Loan Modification Offer; and

(l) contemporaneously with any Borrowing of Revolver Repayment Term Loans, in accordance with Section 7.9(b)(ii), all net proceeds of such Revolver Repayment Term Loans shall be applied by the Administrative Agent, for the account of the Revolving A Lenders, to the outstanding principal balance of the Revolving A Loans.

SECTION 2.3.2. Clause (c) of Section 3.1.2 is amended in its entirety to read as follows:

(c) Each prepayment of Term Loans made pursuant to clause (b) and clause (g) of Section 3.1.1 shall be applied pro rata to a mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied to the remaining Term Loan amortization payments, as the case may be, required pursuant to clauses (d), (e), (f), (i) and (j) of Section 3.1.1, in each case pro rata in accordance with the amount of each such remaining amortization payment), until all such Term Loans have been paid in full and, thereafter, shall be applied in accordance with Section 2.2.2.

SECTION 2.3.3. Section 3.3.1 is amended in its entirety to read as follows:

SECTION 3.3.1 Commitment Fee. The Borrower agrees to pay to the Administrative Agent (a) for the account of each Lender that has a Revolving A Loan Commitment, for the period (including any portion thereof when any of the Lender’s Commitments are suspended by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at a rate per annum equal to the Applicable Commitment Fee Margin, in each case on such Lender’s Percentage of the sum of the average daily unused portion of the applicable Revolving Loan Commitment Amount attributable to Revolving A Loan Commitments (net of Letter of Credit Outstandings attributable to Revolving A Loan Commitments), (b) for the account of each Lender that has an Other Revolving Loan Commitment as provided for in the applicable Loan Modification Agreement and (c) for the account of each Lender that has a Designated Additional Revolving Loan Commitment as determined pursuant to Section 2.1.6(a). The commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the Revolving Loan Commitment Termination Date the Other Revolving Loan Termination Date or the Designated Additional Revolving Loan Termination Date, as the case may be. The making of Swing Line Loans by the Swing Line Lender shall constitute the usage of the Revolving Loan Commitment with respect to the Swing Line Lender only and the commitment fees to be paid by the Borrower to the Lenders (other than the Swing Line Lender) shall be calculated and paid accordingly.

SECTION 2.4. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended by restating clause (b) of Section 7.1.9 to read in its entirety as follows:

(b) the proceeds of all other Revolving Loans, Swing Line Loans, Designated Additional Revolving Loans and any Term Loans incurred pursuant to Section 2.1.6(a) and Section 11.19, and the issuance of Letters of Credit from time to time, shall be used for working capital and general corporate purposes of the Borrower and its Subsidiaries and (ii) the proceeds of all Revolver Repayment Term Loans incurred pursuant to Section 2.1.6(c) shall be used solely to repay the Revolving A Loans and shall be applied pro rata to the outstanding principal amount of all Revolving A Loans; and

SECTION 2.5. Amendments to Article XI. Article XI of the Existing Credit Agreement is hereby amended by adding a new Section 11.19 at the end of such Article to read in its entirety as follows:

SECTION 11.19. Loan Modification Offers.

(a) The Borrower may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Tranches of Loans and/or Commitments, other than the Swing Line Loans Tranche (each Tranche subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments (as defined in paragraph (c) below) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than ten Business Days nor more than 30 Business Days after the date of such notice). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made.

(b) The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders of the Affected Class (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders of the Affected Class as Other Term Loans, Other Revolving Loans and/or Other Revolving Loan Commitments). Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 11.19 unless the Administrative Agent, to the extent so reasonably requested by the Administrative Agent, shall have received appropriate closing documentation as may be reasonably specified by the Administrative Agent.

(c) “Permitted Amendments” shall be (i) an extension of the final maturity date of the applicable Loans and/or Commitments of the Accepting Lenders (provided that there cannot be more than three Stated Maturity Dates in any year without the consent of the Administrative Agent), (ii) a reduction or elimination of the scheduled amortization of the applicable Loans of the Accepting Lenders and (iii) if such Permitted Amendment provides for any of the foregoing, such Permitted Amendment may also provide for (A) an increase in the Applicable Margin and/or Applicable Commitment Fee with respect to the applicable

Loans and/or Commitments of the Accepting Lenders and/or (B) the payment of additional fees or other compensation to the Accepting Lenders (such increase and/or payments to be in the form of cash, Capital Securities or other property to the extent not prohibited by this Agreement); provided that if a Permitted Amendment would have the effect of creating more than one Tranche of Revolving Loan Commitments, then Borrowings and repayments under such Tranches shall be pro rata until such time as only one such Tranche remains outstanding.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment Agreement shall become effective on the date (the “Second Amendment Effective Date”) when all of the conditions set forth in this Article have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment Agreement, duly executed and delivered on behalf of the Borrower and the Required Lenders.

SECTION 3.1.2. Affirmation and Consent. The Administrative Agent shall have received an Affirmation and Consent, dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors (other than the Borrower).

SECTION 3.1.3. Costs and Expenses, etc. The Administrative Agent or other persons entitled thereto shall have received (a) for the account of each Lender that executes and delivers this Amendment Agreement on or prior to noon (New York time) on June 26, 2009 a fee in an amount equal to ten basis points of the aggregate amount of outstanding Term Loans and Revolving Loan Commitments held by such Lender, (b) all fees, costs and expenses due and payable pursuant to Section 11.3 of the Credit Agreement, if then invoiced, (c) for its own account, as applicable, all reasonable costs and expenses of the Administrative Agent incurred in connection with this Amendment Agreement (including reasonable fees and expenses of legal counsel) and (d) all other fees that the Borrower has agreed to pay in connection with the arrangement and administration of this Amendment Agreement.

SECTION 3.1.4. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, documents or instruments as the Administrative Agent or such counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Amendment Agreement, the Borrower represents and warrants to the Lenders as set forth below.

SECTION 4.1. Validity, etc. This Amendment Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 4.2. Representations and Warranties, etc. Both before and after giving effect to this Amendment Agreement, the statements set forth in Section 5.2.1 of the Credit Agreement are true and correct.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement and, after the Second Amendment Effective Date, the Credit Agreement.

SECTION 5.3. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4. Counterparts. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 5.5. Governing Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 5.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.

/s/ David Kirchhoff
David Kirchhoff President & CEO

THE BANK OF NOVA SCOTIA, as Administrative Agent and as a Lender

/s/ Todd Meller
Todd Meller Managing Director

ABCLO 2007-1, Ltd. By: AllianceBernstein L.P., as Manager

/s/ Michael E. Sohr
Michael E. Sohr Senior Vice President

AIB DEBT MANAGEMENT LTD.

/s/ Joseph Augustini
Joseph Augustini Senior Vice President Investment Advisor

/s/ Shane O’Driscoll
Shane O’Driscoll Assistant Vice President Investment Advisor

AMALGAMATED BANK

/s/ Gary Harkins
Gary Harkins Vice President

AMMC III, LIMITED By: American Money Management Corp. as Collateral Manager

/s/ David P. Meyer
David P. Meyer Senior Vice President

AMMC CLO IV, LIMITED By: American Money Management Corp. as Collateral Manager

/s/ David P. Meyer
David P. Meyer Senior Vice President

AMMC CLO V, LIMITED By: American Money Management Corp. as Collateral Manager

/s/ David P. Meyer
David P. Meyer Senior Vice President

AMMC CLO VI, LIMITED By: American Money Management Corp. as Collateral Manager

/s/ David P. Meyer
David P. Meyer Senior Vice President

AMMC CLO VII, LIMITED By: American Money Management Corp. as Collateral Manager

/s/ David P. Meyer
David P. Meyer Senior Vice President

ACA CLO 2005-1 LTD. By its investment Advisor Apidos Capital Management, LLC

/s/ Jennifer Patrickakos
Jennifer Patrickakos Vice President

ACA CLO 2006-1 LTD. By its investment Advisor Apidos Capital Management, LLC

/s/ Jennifer Patrickakos
Jennifer Patrickakos Vice President

ACA CLO 2007-1 LTD.
By its investment Advisor Apidos Capital Management, LLC

/s/ Jennifer Patrickakos
Jennifer Patrickakos Vice President

Apidos CDO V
By its investment Advisor Apidos Capital Management, LLC

/s/ Jennifer Patrickakos
Jennifer Patrickakos Vice President

Apidos Cinco CDO
By its investment Advisor Apidos Capital Management, LLC

/s/ Jennifer Patrickakos
Jennifer Patrickakos Vice President

Apidos Quattro CDO
By its Investment Advisor Apidos Capital Management, LLC

/s/ Jennifer Patrickakos
Jennifer Patrickakos Vice President

Avenue CLO Fund, Limited
Avenue CLO VI, Limited

/s/ Sriram Balakrishnan
Sriram Balakrishnan Portfolio Manager

BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2006-I
By: Babson Capital Management LLC
as Collateral Manager

/s/ Geoffrey Takacs
Geoffrey Takacs Director

MAPLEWOOD (CAYMAN) LIMITED
HAKON FUND II LLC
By: Babson Capital Management LLC
as Investment Manager

/s/ Geoffrey Takacs
Geoffrey Takacs Director

C.M. LIFE INSURANCE COMPANY
MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY
BILL & MELINDA GATES FOUNDATION TRUST
MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC
as Investment Manager

/s/ Geoffrey Takacs
Geoffrey Takacs Director

XELO VII LIMITED
By: Babson Capital Management LLC
as Sub-Adviser

/s/ Geoffrey Takacs
Geoffrey Takacs Director

Bank of Tokyo-Mitsubishi UFJ Trust Company

/s/ Lawrence Elkins
Lawrence Elkins Vice President

BANK OF AMERICA, N.A.

/s/ Oleg Kochanov
Oleg Kochanov Vice President

THE BANK OF NEW YORK MELLON

/s/ Donald G. Cassidy, Jr.
Donald G. Cassidy, Jr. Vice President

BLUEMOUNTAIN CLO LTD.
By BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
its Collateral Manager

/s/ Michael Abatemarco
Michael Abatemarco

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
Beth Mazor V.P.

Capital One Bank, N.A.

/s/ Enrico Panno
Enrico Panno Vice President

OLYMPIC CLO I

/s/ John M. Casparian
John M. Casparian
Co-President
Churchill Pacific Asset Management

WHITNEY CLO I

/s/ John M. Casparian
John M. Casparian
Co-President
Churchill Pacific Asset Management

SHASTA CLO I

/s/ John M. Casparian
John M. Casparian
Co-President
Churchill Pacific Asset Management

SIERRA CLO II

/s/ John M. Casparian
John M. Casparian
Co-President
Churchill Pacific Asset Management

CITIBANK, N.A.

/s/ Scott Miller
Scott Miller Vice President

COA Caerus CLO Ltd
By: FS COA Management, LLC, as Portfolio Manager

/s/ John W. Fraser
John W. Fraser Manager

ColumbusNova CLO Ltd. 2006-I

/s/ David Felty
David Felty Director

ColumbusNova CLO Ltd. 2006-II

/s/ David Felty
David Felty Director

ColumbusNova CLO Ltd. 2007-I

/s/ David Felty
David Felty Director

ColumbusNova CLO Ltd. 2007-II

/s/ David Felty
David Felty Director

Commerzbank AG

/s/ Robert Taylor
Robert Taylor

Commerzbank AG

/s/ Matias Cruces
Matias Cruces

CRATOS CLO I LTD.

/s/ Ronald J. Banks
Ronald J. Banks
Managing Director

Credit Suisse, Cayman Islands Branch

/s/ Vanessa Gomez
Vanessa Gomez Director

/s/ Mikhail Faybusovich
Mikhail Faybusovich Vice President

Dryden XVI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc.
as Collateral Manager

/s/ George Edwards
George Edwards

Dryden IX – Senior Loan Fund 2005 p.l.c.
By: Prudential Investment Management, Inc.
as Collateral Manager

/s/ George Edwards
George Edwards

Dryden XVIII Leveraged Loan 2007, Ltd.
By: Prudential Investment Management
as Collateral Manager

/s/ George Edwards
George Edwards

DZ BANK AG
Deutsche-Zentralgenossenschaftsbank
Frankfurt am Main
New York Branch

/s/ Paul Fitzpatrick
Paul Fitzpatrick Vice President

/s/ Oliver Hildenbrand
Oliver Hildenbrand Senior Vice President

ERSTE GROUP BANK AG

/s/ Paul Judicke
Paul Judicke Director

/s/ Brandon A. Meyerson
Brandon A. Meyerson Director

Fall Creek CLO, Ltd.

/s/ Bryan S. Higgins
Bryan S. Higgins Authorized Signor

Fortis Bank SA/NV, New York Branch

/s/ Carlos del Marmol
Carlos del Marmol Head of International Desk N.A.

/s/ John W. Deegan
John W. Deegan Director & Group Head

Four Corners CLO II, Ltd

/s/ Sean Bresnahan
Sean Bresnahan Assistant Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
By: Four Corners Capital Management, LLC As Sub-Adviser

/s/ John Heitkemper
John Heitkemper Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By: Four Corners Capital Management, LLC As Sub-Adviser

/s/ John Heitkemper
John Heitkemper
Vice President

First Corners CLO III, Ltd.
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC As Collateral Manager

/s/ John Heitkemper
John Heitkemper
Vice President

Waveland – INGOTS, LTD
By: Pacific Investment Management
Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Loan Funding III (Delaware) LLC
By: Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Mayport CLO Ltd.
By: Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Southport CLO, Limited
By: Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

/s/ Rebecca A. Ford
Rebecca A. Ford
Duly Authorized Signatory

The Governor and Company of the Bank of Ireland

/s/ Carl Andresen
Carl Andresen Director

The Governor and Company of the Bank of Ireland

/s/ Ricardo Nunes
Ricardo Nunes
Vice President

Green Island CBNA Loan Funding LLC

/s/ Adam Kaiser
Adam Kaiser
Assistant Vice President

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager
GSC GROUP CDO FUND VIII, LIMITED

/s/ Alex Wright
Alex Wright Authorized Signatory

GSC Investment Corp. CLO 2007 LTD
By: GSC Investment Corp. as Collateral Manager
By: GSCP (NJ), L.P., as Investment Advisor to GSC Investment Corp
By: GSCP (NJ), Inc., its general partner

/s/ Alex Wright
Alex Wright
Authorized Signatory

Armstrong Loan Funding, LTD.
By: Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

/s/ Jason Post
Jason Post
Operations Director

HSBC Bank USA, National Association

/s/ Michael Kid
Michael Kid
Officer

ING Investment Management CLO I, Ltd.
By: ING Investment Management Co. as its investment manager

/s/ Josh Mahon
Josh Mahon
Assistant Vice President

ING Investment Management CLO II, Ltd.
By: ING Alternative Asset Management LLC, as its investment manager

/s/ Josh Mahon
Josh Mahon
Assistant Vice President

ING Investment Management CLO II, Ltd.
By: ING Alternative Asset Management LLC, as its investment manager

/s/ Josh Mahon
Josh Mahon
Assistant Vice President

ING INVESTMENT MANAGEMENT CLO IV, LTD.
By: ING Alternative Asset Management LLC, as its investment advisor

/s/ Josh Mahon
Josh Mahon
Assistant Vice President

ING INVESTMENT MANAGEMENT CLO V, LTD.
By: ING Alternative Asset Management LLC, as its investment advisor

/s/ Josh Mahon
Josh Mahon
Assistant Vice President

ING International (II) – Senior Bank Loans Euro
By: ING Investment Management Co. as its investment manager

/s/ Josh Mahon
Josh Mahon
Assistant Vice President

ATLANTIS FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

/s/ Thomas Ewald
Thomas Ewald
Authorized Signatory

BLT 2009 – I LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

/s/ Thomas Ewald
Thomas Ewald
Authorized Signatory

BANK LEUMI USA

/s/ Joung Hee Hong
Joung Hee Hong
First Vice President

Jackson National Life Insurance Company

/s/ Chris Kappas
Chris Kappas
Managing Director

by: PPM America Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company

JPMorgan Chase Bank, N.A.

/s/ Alicia T. Schreibstein
Alicia T. Schreibstein
Vice President

Keystone Nazareth Bank and Trust
(a division of National Penn Bank)

/s/ Kevin D. Brown
Kevin D. Brown
Vice President

LATITUDE CLO II, LTD

/s/ Kirk Wallace
Kirk Wallace

Premium Loan Trust I, Ltd.

/s/ Colin Donlan
Colin Donlan
Senior Vice President

LightPoint CLO 2004-1, LTD.

/s/ Colin Donlan
Colin Donlan Senior Vice President

Longhorn CDO III LTD. Magnetite V CLO, LIMITED BlackRock Senior Income Series BlackRock Senior Income Series II BlackRock Senior Income Series IV

/s/ AnnMarie Smith
AnnMarie Smith Authorized Signatory

Golden Knight II CLO, Ltd.

/s/ Elizabeth MacLean
Elizabeth MacLean Portfolio Manager

LORD ABBETT & CO. LLC
AS COLLATERAL MANAGER

Lord Abbett Investment Trust-Lord Abbett Floating Rate Fund

/s/ Elizabeth MacLean
Elizabeth MacLean Portfolio Manager

As Lenders:

MacKay Short Duration Alpha Fund

New York Life Insurance Company (Guaranteed Products)

New York Life Insurance Company, GP – Portable Alpha

Houston Police Officers’ Pension System

MacKay Shields Core Plus Alpha Fund Ltd.

By: MacKay Shields LLC as Investment Advisor and not individually

/s/ Dan Roberts
Dan Roberts
Sr. Managing Director

Mizuho Corporate Bank, Ltd

/s/ James R.R. Fayen
James R.R. Fayen Deputy General Manager

VENTURE III CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

/s/ Michael G. Regan
Michael G. Regan
Managing Director

VENTURE IV CDO LIMITED
By its investment advisor,
MJX Asset Management LLC

/s/ Michael G. Regan
Michael G. Regan
Managing Director

VENTURE VII CDO LIMITED By its investment advisor, MJX Asset Management LLC

/s/ Michael G. Regan
Michael G. Regan Managing Director

VENTURE VIII CDO LIMITED By its investment advisor, MJX Asset Management LLC

/s/ Michael G. Regan
Michael G. Regan Managing Director

Morgan Stanley Investment Management Croton, Ltd. By: Morgan Stanley Investment Management Inc as Collateral Manager

/s/ Scott Fries
Scott Fries Vice President

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Inc. as Investment Manager

/s/ Scott Fries
Scott Fries Vice President

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc as Collateral Manager

/s/ Scott Fries
Scott Fries Vice President

Confluent 3 Limited By: Morgan Stanley Investment Inc. as Investment Manager

/s/ Scott Fries
Scott Fries Vice President

Mountain View CLO III Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

/s/ George Goudelias
George Goudelias Manager Director

National City Bank

/s/ Carla Kehres
Carla Kehres Senior Vice President

NATIXIS

/s/ Pieter Van Tulder
Pieter Van Tulder

/s/ Olivier Plusquellec
Olivier Plusquellec

NAVIGARE FUNDING III CLO LTD By: Navigare Partners LLC as collateral manager, as a Lender

/s/ James E. Kennedy, Jr.
James E. Kennedy, Jr. Managing Director

Clydesdale CLO 2004, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

/s/ Robert Hoffman
Robert Hoffman Executive Director

Clydesdale CLO 2006, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

/s/ Robert Hoffman
Robert Hoffman Executive Director

Clydesdale CLO 2005, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

/s/ Robert Hoffman
Robert Hoffman Executive Director

Clydesdale Strategic CLO I, Ltd. NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

/s/ Robert Hoffman
Robert Hoffman Executive Director

OCTAGON INVESTMENT PARTNERS VII, LTD. By: Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS VIII, LTD. By: Octagon Credit Investors, LLC as collateral manager

OCTAGON INVESTMENT PARTNERS X, LTD. By: Octagon Credit Investors, LLC as collateral manager

HAMLET II, LTD. By: Octagon Credit Investors, LLC as portfolio manager

/s/ Margaret B. Harvey
Margaret B. Harvey Senior Director

One Wall Street CLO I, Ltd

/s/ William Lemberg
William Lemberg Senior Vice President

One Wall Street CLO II, Ltd

/s/ William Lemberg
William Lemberg Senior Vice President

Pangaea CLO 2007-1 LTD., as lender by Pangaea Asset Management, LLC, its Collateral Manager

/s/ Ryan C. Metcalfe
Ryan C. Metcalfe

PB CAPITAL

/s/ Natasha Kazmi
Natasha Kazmi Assistant Vice President

/s/ Jeffrey N. Frost
Jeffrey N. Frost Managing Director

PEOPLE’S UNITED BANK (formerly known as People’s Bank)

/s/ Francis J. McGinn
Francis J. McGinn Vice President

Primus CLO I

/s/ Jessica Adams
Jessica Adams

Primus CLO II

/s/ Jessica Adams
Jessica Adams

Primus CLO I

/s/ Jessica Adams
Jessica Adams

Cooperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland’, New York Branch

/s/ Tamira Treffers-Herrera
Tamira Treffers-Herrera Executive Director

/s/ Brett Delfino
Brett Delfino-Executive Director

Veritas CLO I, Ltd.

/s/ John Randolph Watkins
John Randolph Watkins Executive Director

Veritas CLO II, Ltd.

/s/ John Randolph Watkins
John Randolph Watkins
Executive Director

Prospero CLO II, B.V.

/s/ John Randolph Watkins
John Randolph Watkins
Executive Director

RAYMOND JAMES BANK, FSB

/s/ Steven F. Paley
Steven F. Paley, Sr. Vice President

RBS Citizens, N.A.

/s/ Paul Darrigo
Paul Darrigo, Senior Vice President

RiverSource Life Insurance Company

/s/ Robin C. Stancil
Robin C. Stancil
Assistant Vice President

Ameriprise Certificate Company

/s/ Robin C. Stancil
Robin C. Stancil
Assistant Vice President

RiverSource Bond Series, Inc
RiverSource Floating Rate Fund

/s/ Robin C. Stancil
Robin C. Stancil
Assistant Vice President

Centurion CDO VI, Ltd.

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Centurion CDO VII, Limited

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Centurion CDO 8, Ltd.

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Centurion CDO 9, Ltd.

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Cent CDO 10 Limited

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Cent CDO XI, Limited

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Cent CDO 12 Limited

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

Cent CDO 14 Limited

By: RiverSource Investments, LLC as Collateral Manager

/s/ Robin C. Stancil
Robin C. Stancil
Director of Operations

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

/s/ Scott O’Connell
Scott O’Connell Vice President

ROSEDALE CLO II LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

/s/ Scott O’Connell
Scott O’Connell Vice President

Sargas CLO I Ltd., as lender

By: Sargas Asset Management, LLC, its Portfolio Manager

/s/ Ryan C. Metcalfe
Ryan C. Metcalfe

SCOTIABANC INC.

/s/ J.F. Todd
J.F. Todd
Managing Director

Silvermine Capital Management, LLC as a Lender
GREENS CREEK FUNDING LTD.
Silvermine Capital Management LLC as Investment Manager

/s/ Richard F. Kurth
Richard F. Kurth
Managing Director
Silvermine Capital Management LLC

Silvermine Capital Management, LLC as a Lender

CANNINGTON FUNDING LTD.
Silvermine Capital Management LLC as Investment Manager

/s/ Richard F. Kurth
Richard F. Kurth
Managing Director
Silvermine Capital Management LLC

Sovereign Bank

/s/ William Conlan
William Conlan
Vice President

ST. JAMES RIVER CLO. LTD.

/s/ Bradley K. Bryan
Bradley K. Bryan

Stanfield Vantage CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Asset Manager

/s/ David Frey
David Frey
Partner

Stanfield Bristol CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey
Partner

Stanfield AZURE CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey Partner

Stanfield Daytona CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey Partner

Stanfield McLaren CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey Partner

Stanfield Arnage CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey Partner

Stanfield Veyron CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey Partner

EAGLE LOAN TRUST By: Stanfield Capital Partners, LLC as its Collateral Manager

/s/ David Frey
David Frey Partner

Stone Tower CLO III Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stone Tower CLO II Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stone Tower CLO Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Granite Ventures III Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Granite Ventures II Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Granite Ventures I Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Cornerstone CLO Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stone Tower CLO VII Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stone Tower CLO VI Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stone Tower CLO IV Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stone Tower CLO V Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Rampart CLO 2007 Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Rampart CLO 2006-1Ltd. By: Stone Tower Debt Advisors, LLC as its Collateral Manager

/s/ Michael W. DelPercio
Michael W. DelPercio Authorized Signatory

Stoney Lane Funding I Ltd. By: HillMark Capital Management, L.P., as Collateral Manager, as a Lender

/s/ Hillel Weinberger
Hillel Weinberger Chairman

The Sumitomo Trust and Banking Co., Ltd. New York Branch

/s/ Frances E. Wynne
Frances E. Wynne
Senior Director

SUNTRUST BANK

/s/ M. Gabe Bonfield
M. Gabe Bonfield
Vice President

TD BANK, N.A. f/k/a TD BANKNORTH, N.A.

/s/ Curtis C. Simard
Curtis C. Simard,
Senior Vice President

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

/s/ David M. Millison
David M. Millison
Managing Director

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C.

/s/ David M. Millison
David M. Millison
Managing Director

Trimaran CLO VI Ltd
By Trimaran Advisors, L.L.C.

/s/ David M. Millison
David M. Millison
Managing Director

Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C.

/s/ David M. Millison
David M. Millison
Managing Director

Union Bank, N.A. (f/k/a Union Bank of California, N.A.)

/s/ Marissa Petri
Marissa Petri
Assistant Vice President

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

/s/ George Lim
George Lim
Senior Vice President and General Manager

/s/ Mario Sheng
Mario Sheng
Assistant Vice President

US Bank, N.A.

/s/ Patrick McGraw
Patrick McGraw
Vice President

WACHOVIA BANK, N.A.

/s/ Robert Maichin
Robert Maichin
Senior Vice President

ENDURANCE CLO I, LTD.

By: West Gate Horizons Advisors LLC,
as Portfolio Manager

/s/ Cheryl A. Wasilewski
Cheryl A. Wasilewski
Senior Credit Analyst

OCEAN TRAILS CLO II

By: West Gate Horizons Advisors LLC,
as Investment Manager

/s/ Cheryl A. Wasilewski
Cheryl A. Wasilewski
Senior Credit Analyst

WG HORIZONS CLO I

By: West Gate Horizons Advisors LLC,
as Manager

/s/ Cheryl A. Wasilewski
Cheryl A. Wasilewski
Senior Credit Analyst

WhiteHorse I, Ltd.

By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By: WhiteRock Asset Advisor, LLC, its G.P.

/s/ Ethan Underwood
Ethan Underwood

WhiteHorse V, Ltd.

By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By: WhiteRock Asset Advisor, LLC, its G.P.

/s/ Ethan Underwood
Ethan Underwood